UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2015

21st CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Notes Offering

On April 30, 2015, 21st Century Oncology, Inc. (“21C”), a wholly owned subsidiary of 21st Century Oncology Holdings, Inc. (the “Company”) completed an offering of $360.0 million aggregate principal amount of 11.00% senior notes due 2023 at an issue price of 100.00% (the “Notes”).  The Notes are senior unsecured obligations of 21C and are guaranteed on an unsecured senior basis by the Company and each of 21C’s existing and future direct and indirect domestic subsidiaries that is a guarantor under the Credit Facilities (as defined below) (the “Guarantors”).

The Notes were issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act.

21C intends to use the net proceeds from the offering, together with cash on hand and borrowings under the Credit Facilities, to repay its $90.0 million term loan facility, to redeem its 9 7/8% Senior Subordinated Notes due 2017 and its 8 7/8% Senior Secured Second Lien Notes due 2017, to repurchase the 11 3/4% Senior Secured Notes due 2017 issued by OnCure Holdings, Inc. (“OnCure”), to pay related fees and expenses and for general corporate purposes.

Purchase Agreement

In connection with the offering, 21C entered into a purchase agreement dated April 28, 2015 (the “Purchase Agreement”) with the Guarantors, Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., as representatives of the several initial purchasers named in Schedule I thereto (collectively, the “Initial Purchasers”) relating to the issuance and sale by 21C of the Notes.

The Purchase Agreement contains customary representations, warranties and agreements by 21C and the Guarantors. In addition, 21C and the Guarantors have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities.

Indenture

The Notes were issued pursuant to an indenture, dated April 30, 2015 (the “Indenture”), among 21C, the Guarantors and Wilmington Trust, National Association, governing the Notes.

Interest is payable on the Notes on each May 1 and November 1, commencing November 1, 2015. 21C may redeem some or all of the Notes at any time prior to May 1, 2018 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date, if any, and an applicable make-whole premium. On or after May 1, 2018, 21C may redeem some or all of the Notes at redemption prices set forth in the Indenture. In addition, at any time prior to May 1, 2018, 21C may redeem up to 35% of the aggregate principal amount of the Notes, at a specified redemption price with the net cash proceeds of certain equity offerings.

The Indenture contains covenants that, among other things, restrict the ability of 21C and certain of its subsidiaries to: incur additional debt or issue preferred shares; pay dividends on or make distributions in respect of their equity interest or make other restricted payments; sell certain assets; create liens on certain assets to secure debt; consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. In addition, in certain circumstances, if 21C sells assets or experiences certain changes of control, it must offer to purchase the Notes.

This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Supplemental Indenture for the 11¾% Senior Secured Notes due 2017

On April 28, 2015, the Company announced that its indirectly wholly owned subsidiary, OnCure, had received, pursuant to its previously announced cash tender offer and related consent solicitation for any and all of its outstanding 11¾% Senior Secured Notes due 2017 (the “OnCure Notes”), the requisite consents to adopt proposed amendments to the Amended and Restated Indenture, dated as of October 25, 2013 (as otherwise amended, supplemented or modified, the “OnCure Indenture”), by and among OnCure, the guarantors signatory thereto (the “OnCure Guarantors”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent, under which the OnCure Notes were issued. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated April 13, 2015.

As of 5:00 p.m. New York City time, on April 24, 2015 (the “Consent Expiration”), holders of 99.40% of the OnCure Notes (not including any OnCure Notes subject to escrow arrangements) had tendered their OnCure Notes in the tender offer and consented to the proposed amendments to the OnCure Indenture.

In conjunction with receiving the requisite consents, OnCure, the OnCure Guarantors and the Trustee entered into the third supplemental indenture to the OnCure Indenture, dated as of April 28, 2015 (the “Third Supplemental Indenture”).

The Third Supplemental Indenture gives effect to the proposed amendments to the OnCure Indenture, which eliminate substantially all the restrictive covenants, certain events of default and certain related provisions contained in the OnCure Indenture. The amendments to the OnCure Indenture became operative upon OnCure’s purchase of the OnCure Notes tendered at or prior to the Consent Expiration pursuant to the tender offer.

Credit Agreement

On April 30, 2015, 21C also entered into the Credit Agreement (the “Credit Agreement”) among 21C, as borrower, the Company, Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent, issuing bank and as swingline lender, the other agents party thereto and the lenders party thereto.

The credit facilities provided under the Credit Agreement consist of a revolving credit facility providing for up to $125 million of revolving extensions of credit outstanding at any time (including revolving loans, swingline loans and letters of credit) (the “Revolving Credit Facility”) and an initial term loan facility providing for $610 million of term loan commitments (the “Term Facility” and together with the Revolving Credit Facility, the “Credit Facilities”).  21C may (i) increase the aggregate amount of revolving loans by an amount not to exceed $25 million in the aggregate and (ii) subject to a consolidated secured leverage ratio test, increase the aggregate amount of the term loans or the revolving loans by an unlimited amount or issue pari passu or junior secured loans or notes or unsecured loans or notes in an unlimited amount.  The Revolving Credit Facility will mature in 5 years and the Term Facility will mature in 7 years.

Loans under the Term Credit Facility are subject to the following interest rates:

(a)  for loans which are Eurodollar loans, for any interest period, at a rate per annum equal to a percentage equal to (i) the rate per annum as administered by ICE Benchmark Administration, determined on the basis of the rate for deposits in dollars for a period equal to such interest period commencing on the first day of such interest period as of 11:00 A.M., London time, two business days prior to the beginning of such interest period divided by (ii) 1.0 minus the then stated maximum rate of all reserve requirements applicable to any member bank of the Federal Reserve System in respect of eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), provided that such percentage shall be deemed to be not less than 1.00%, plus (iii) a rate per annum equal to 5.50%; and

(b)  for loans which are base rate loans, (i) the greatest of (A) the Administrative Agent’s prime lending rate on such day, (B) the federal funds effective rate at such time plus ½ of 1%, and (C) the Eurodollar Rate for a Eurodollar Loan with a one-month interest period commencing on such day plus 1.00%, provided that such percentage shall be deemed to be not less than 2.00%, plus (ii) a rate per annum equal to 4.50%.

Loans under the Revolving Credit Facility are subject to the following interest rates:

(a)  for loans which are Eurodollar loans, for any interest period, at a rate per annum equal to a percentage equal to (i) the rate per annum as administered by ICE Benchmark Administration, determined on the basis of the rate for deposits in dollars for a period equal to such interest period commencing on the first day of such interest period as of 11:00 A.M., London time, two business days prior to the beginning of such interest period divided by (ii) 1.0 minus the then stated maximum rate of all reserve requirements applicable to any member bank of the Federal Reserve System in respect of eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), plus (iii) an applicable margin based upon a total leverage pricing grid; and

(b)  for loans which are base rate loans, (i) the greatest of (A) the Administrative Agent’s prime lending rate on such day, (B) the federal funds effective rate at such time plus ½ of 1%, and (C) the Eurodollar Rate for a Eurodollar Loan with a one-month interest period commencing on such day plus 1.00%, plus (ii) an applicable margin based upon a total leverage pricing grid.

21C will pay certain recurring fees with respect to the Revolving Credit Facility, including (i) fees on the unused commitments of the lenders under the Revolving Credit Facility, (ii) letter of credit fees on the aggregate face amounts of outstanding letters of credit and (iii) administration fees.

The Credit Agreement contains customary representations and warranties, subject to limitations and exceptions, and customary covenants restricting the ability (subject to various exceptions) of 21C and certain of its subsidiaries to:  incur additional indebtedness (including guarantee obligations); incur liens; engage in mergers or other fundamental changes; sell certain property or assets; pay dividends of other distributions; consummate acquisitions; make investments, loans and advances; prepay certain indebtedness, including the Notes; change the nature of their business; engage in certain transactions with affiliates; and incur restrictions on the ability of 21C’s subsidiaries to make distributions, advances and asset transfers.  In addition, under the Credit Facilities, we are required to comply with a first lien leverage ratio of 7.50 to 1.00 until March 30, 2018, stepping down to 6.25 to 1.00 thereafter.

The Credit Facilities contain customary events of default, including with respect to nonpayment of principal, interest, fees or other amounts; material inaccuracy of a representation or warranty when made; failure to perform or observe covenants; cross default to other material indebtedness; bankruptcy and insolvency events; inability to pay debts; monetary judgment defaults; actual or asserted invalidity or impairment of any definitive loan documentation and a change of control.

As of the Closing Date, the obligations of 21C under the Credit Facilities are guaranteed by the Company and each direct and indirect, domestic subsidiary of 21C, subject to customary exceptions.

The Credit Facilities and any interest rate protection and other hedging arrangements provided by any lender party to the Credit Facility or any affiliate of such a lender are secured on a first priority basis by a perfected security interest in substantially all of 21C’s and each guarantor’s tangible and intangible assets (subject to certain exceptions).

The foregoing description of the Purchase Agreement, the Indenture, the Third Supplemental Indenture and the Credit Agreement are qualified in their entirety by reference to such documents and the Guarantee and Security Agreement related to the Credit Agreement, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.3, 10.1 and 10.2, respectively, and are incorporated into this item 1.01 by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the issuance of the Notes, the Indenture, the Third Supplemental Indenture and the Credit Agreement included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

Some of the information set forth in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements contained in this news release, concern, among other things, statements regarding the Company’s notes offering and the Company’s entry into the Credit Facilities. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements, including, but not limited to, reductions in Medicare reimbursement, healthcare reform, decreases in payments by managed care organizations and other commercial payers and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this news release might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see our filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated as of April 28, 2015, among 21st Century Oncology, Inc., the guarantors named therein and the several purchasers named in Schedule I thereto.

4.1	Indenture, dated as of April 30, 2015, among 21st Century Oncology, Inc., the guarantors named therein and Wilmington Trust, National Association.

4.2	Form of 11.00% Senior Notes due 2023 (included in Exhibit 4.1 hereto).

4.3	Third Supplemental Indenture, dated as of April 28, 2015, among OnCure Holdings, Inc. and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Credit Agreement, dated as of April 30, 2015, among 21st Century Oncology Holdings, Inc., 21st Century Oncology, Inc., the lenders party thereto from time to time, and Morgan Stanley Senior Funding, Inc., as administrative agent.

10.2

Guarantee and Security Agreement, dated as of April 30, 2015, among 21st Century Oncology Holdings, Inc., 21st Century Oncology, Inc., the subsidiaries of 21st Century Oncology, Inc. parties thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: May 4, 2015	By:	/s/ Joseph Biscardi
		Name:	Joseph Biscardi
		Title:	Senior Vice President, Assistant Treasurer,
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated as of April 28, 2015, among 21st Century Oncology, Inc., the guarantors named therein and the several purchasers named in Schedule I thereto.

4.1	Indenture, dated as of April 30, 2015, among 21st Century Oncology, Inc., the guarantors named therein and Wilmington Trust, National Association.

4.2	Form of 11.00% Senior Notes due 2023 (included in Exhibit 4.1 hereto).

4.3	Third Supplemental Indenture, dated as of April 28, 2015, among OnCure Holdings, Inc. and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Credit Agreement, dated as of April 30, 2015, among 21st Century Oncology Holdings, Inc., 21st Century Oncology, Inc., the lenders party thereto from time to time, and Morgan Stanley Senior Funding, Inc., as administrative agent.

10.2

Guarantee and Security Agreement, dated as of April 30, 2015, among 21st Century Oncology Holdings, Inc., 21st Century Oncology, Inc., the subsidiaries of 21st Century Oncology, Inc. parties thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent.